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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 2, 2001


                           EINSTEIN/NOAH BAGEL CORP.
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             (Exact name of registrant as specified in its charter)

Delaware                           0-21097                        84-1294908
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                   File No.)                  Identification No.)
incorporation)


                  1687 Cole Boulevard, Golden, Colorado 80401
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                   (Address of principal executive offices)


                                (303) 568-8000
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              (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Item 5.  Other Events

         On April 2, 2001, the trustee under the Boston Chicken, Inc. plan of reorganization (the "Boston Chicken Plan Trustee") filed a joint plan of reorganization of the Company and Einstein/Noah Bagel Partners, L.P. ("Bagel Partners"), together with a form of disclosure statement relating to such plan, with the U.S. Bankruptcy Court for the District of Arizona (the "Bankruptcy Court"). Under the terms of the plan, the Company's $125.0 million 7 1/4% Convertible Subordinated Debentures due 2004 (the "Debentures") would be reinstated and other unsecured creditor claims would be paid in full. Holders of the Debentures would also have a right to exchange the principal amount of their Debentures and accrued interest thereon for shares of new common stock in the Company at an exchange rate of $17.50 in principal or interest per share. Common stockholders in the Company would receive that number of shares of new common stock in the reorganized Company equal to 10 million less the number of shares of new common stock that would be delivered to holders of Debentures in the exchange if all holders of Debentures elected to exchange their Debentures.

         The equity interests in Bagel Partners held by persons other than the Company and its subsidiary (primarily Bagel Store Development Funding, L.L.C. ("Bagel Funding")), would remain outstanding, but certain contractual rights of Bagel Funding to require the Company or Bagel Partners to redeem such interest (the "Put Right"), would be eliminated.

         Under the plan, ENBC and Bagel Partners would obtain new bank financing in the principal amount of $85.0 million and the Company's pre-petition secured bank financing and debtor-in-possession financing would be satisfied in full. The form of disclosure statement for the plan includes as an appendix a term sheet for the new bank financing but does not include a financing commitment.

         The form of disclosure statement for the plan also includes as an appendix an agreement between the Boston Chicken Plan Trustee and New World Coffee-Manhattan Bagel, Inc. ("New World"), pursuant to which New World has agreed to support the plan.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 12, 2001

                                         EINSTEIN/NOAH BAGEL CORP.



                                         By: /s/ Paul A. Strasen
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                                             Paul A. Strasen
                                             Senior Vice President

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